Exhibit 10.1
Amendment No. 2 to Asset Purchase and Sale Agreement

                                 AMENDMENT NO. 2
                                       TO
                        ASSET PURCHASE AND SALE AGREEMENT


     This Amendment No. 2 to the Asset Purchase and Sale Agreement dated October 26, 2004, between ONEOK Propane Distribution Company, a division of ONEOK Propane Company, a Delaware corporation, as Seller, and Sonterra Energy Corporation, a Texas corporation, as Buyer (the "Agreement"), is entered into between Seller and Buyer as of November 1, 2004. Capitalized terms not otherwise defined herein have the meanings given in the Agreement.

                                     Recital
                                     -------

     The Parties desire to amend the Agreement to modify the amount in Section 6.4(ii) associated with the system serving The Preserve at Barton Creek.

                                    Agreement
                                    ---------

     The final sentence of Section 6.4(ii) of the Agreement, The Preserve at Barton Creek and Lake Pointe, is amended to read in its entirety as follows:

     In the event (A) no settlement is reached in either or both of the Preserve Matter and the Lake Pointe Matter and (B) final adjudication results in a repudiation of the developer agreement at issue in the respective matter and forfeiture of the distribution system, Seller shall refund to Buyer the amount of the Base Purchase Price allocated to the respective distribution system, which for the Preserve Matter shall be one hundred twenty-one thousand dollars ($121,000.00), and for the Lake Pointe Matter shall be four hundred ninety-five thousand dollars ($495,000.00), with the refund payment constituting full and complete satisfaction on the part of Seller for any damages to Buyer resulting from the repudiation of the developer agreement and forfeiture of the distribution system.

     IN WITNESS WHEREOF, the Parties have set their hands by their duly authorized officials.
                                            BUYER:

                                            Sonterra Energy Corporation, a Texas
                                            corporation

                                            By:     ____________________________
                                                    Michael R. Ward, President

                                            SELLER:

                                            ONEOK Propane Distribution Company,
                                            a division of ONEOK Propane Company,
                                            a Delaware corporation

                                            By:      ___________________________
                                                     D. Lamar Miller,
                                                     Senior Vice President -
                                                     Financial Services